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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                               ----------------

                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                               February 24, 1998
                    Date of Report (Date of earliest event
                                   reported)



                      ----------------------------------


                            WASTE MANAGEMENT, INC.
                 (Exact name of registrant as specified in its
                                   charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)


           1-7327                                     36-2660763
  (Commission File Number)                           (IRS Employer
                                                  Identification No.)

            3003 BUTTERFIELD ROAD, OAK BROOK, ILLINOIS        60523
           (Address of principal executive offices)       (Zip code)


                                (630) 572-8800
             (Registrant's telephone number, including area code)


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Item 5.  Other Events.

     On February 24, 1998, the registrant issued a press release announcing, among other things, (i) its financial results for the quarter and year ended December 31, 1997, including a special charge and adjustments to expenses resulting from the registrant's comprehensive examination of its operations and accounting practices, (ii) restated earnings for the years 1992 through 1996 and the first three quarters of 1997, (iii) new accounting policies and practices including those related to landfill cost accounting and a new fleet management strategy impacting vehicle and equipment depreciation, and (iv) its outlook as to certain financial goals and operating matters. This press release included Consolidated Selected Income Statement Data for the six years ended December 31, 1997. Certain data on this statement has been changed from the original release that went out on February 24. The changes were to conform the 1996 amounts on this statement to the Consolidated Statements of Income included in the release and to reclassify 1995 amounts between "Costs and expenses" and "Asset impairment loss" by $7.7 million.

     On February 27, 1998, the registrant issued a press release providing supplementary proforma unaudited financial data for the full year 1997.

     Copies of the press releases containing these announcements are filed herewith as exhibits and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     No financial statements or pro forma financial information are required to be filed as a part of this report. The exhibits filed as part of this report are listed in the Exhibit Index hereto.

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                                 SIGNATURES
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              WASTE MANAGEMENT, INC.



                              By:  /s/ Donald R. Chappel
                                   ------------------------------------
                                   Donald R. Chappel
                                   Vice President and Acting Chief Financial
                                   Officer

Dated:  February 27, 1998

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                             WASTE MANAGEMENT, INC.

                                 EXHIBIT INDEX

                       Number and Description of Exhibit*

1.        None

2.        None

4.        None

16.       None

17.       None

20.       None

23.       None

24.       None

27.       None

99.1      News Release dated February 24, 1998 issued by Waste Management, Inc.

99.2      News Release dated February 27, 1998 issued by Waste Management, Inc.


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*Exhibits not listed are inapplicable.

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